EXHIBIT 10.25

                                   AGREEMENT

1. PARTIES

     1.1 ASTRATA (MALAYSIA) Sdn Bhd (Co. No.645257-D) (formerly known as OptronTech (Malaysia) Sdn Bhd) having its registered office at Lot 515, Block A, Kelana Business Centre, No. 97, Jalan SS7/2, 47301 Kelana Jaya, Selangor (hereinafter referred to as the "BUYER")

          And

     1.2 ASTRATA GEOTRAX Sdn Bhd (Co. No. 645151-M) (formerly known as OptronGesTRAX Sdn Bhd) having its registered office at Lot 515, Block A, Kelana Business Centre, No.97, Jalan SS7/2, 47301 Kelana Jaya, Selangor (hereinafter referred to as the "COMPANY")

          And

     1.3 Geotrax Technologies Sdn Bhd (Co. No. 519403A) having its registered address at Lot 515, Block A, Kelana Business Centre, No. 97, Jalan SS7/2, 47301 Kelana Jaya, Selangor (hereinafter referred to as the "SELLER")

2. DEFINITIONS

     In THIS AGREEMENT unless inconsistent with the context, the following terms and expressions shall have the meanings assigned to them hereunder namely:-

     2.1  "SALE  SHARES"      all of the issued  shares in the share  capital
                              of the COMPANY  owned by the  SELLER  constituting
                              40% of the  issued  share capital of the COMPANY;

     2.2  "CLAIMS"            any and all claims of the SELLER  against  the
                              COMPANY as at the EFFECTIVE DATE, whether on loan account or howsoever arising;

     2.3  "EFFECTIVE DATE"    1st day of December 2004

     2.4  "CLOSING DATE"      31 January 2005;

     2.5  "DATE HEREOF"       the date on which THIS AGREEMENT is duly signed by
                              or on behalf of all the PARTIES hereto, and if not so signed on the same date then the date of the last signature hereto;

     2.6 "THE/THIS AGREEMENT" THIS AGREEMENT  together with all of the annexures hereto;


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     2.7 "AGI SHARES"         shares of common stock in Astrata Group Inc. to be
                              issued at an issue price equal to the 20 day moving average trading price of shares of common
                              stock  in  ASTRATA   GROUP  INC.  for  the  period
                              immediately preceding the date of issue of such shares, provided that in no case the issue price of such shares shall be less than 5.00 USD and which shares shall be subject to the restriction that same may not be sold, hypotheticated or traded for a period of three (3) years from the date of issue thereof and provided further that notwithstanding the aforegoing restriction, the SELLER shall be entitled to sell or dispose of such shares to ASTRATA GROUP INC at a mutually agreed purchase price at any time prior to the expiry of the three (3) year period aforesaid.


3. SALE AND PURCHASE

     For the consideration provided hereto, the SELLER hereby sells the SALE SHARES and the CLAIMS to the BUYER with effect from the EFFECTIVE DATE.

4. PURCHASE PRICE AND PAYMENT

     4.1 The purchase price payable by the BUYER to the SELLER for the SALE SHARES and CLAIMS shall be an amount in the sum of 300,000 United States Dollars (300,000 USD).

     4.2 The purchase price shall be paid and discharged by way of the BUYER causing to be delivered to the SELLER so many AGI SHARES as will constitute 300,000 USD on the date of issue thereof.

5. PERFORMANCE COMPENSATION

     In addition and without derogation to the purchase price provided for in clause 4 above, the SELLER shall be paid further compensation as follows:-

     5.1 The performance milestones for the COMPANY in deciding the said further compensation shall be determined by the BUYER and shall be agreed with the SELLER on a mutual basis within one (1) month from the closing date;

     5.2 The performance milestones shall be for and in respect of the first three (3) years following the CLOSING DATE;

     5.3 Subject to and conditional upon the successful achievement of the performance milestones envisaged in clauses 5.1 and 5.2, the BUYER shall cause to be delivered to the SELLER in three (3) equal tranches,

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          commencing on first  anniversary of the CLOSING DATE and thereafter on the subsequent two (2) anniversaries thereof, so many AGI SHARES as will constitute 100 000 USD per tranche.

6. BOARD APPOINTMENT

     Nava shall be appointed to the Board of Directors of the BUYER as a non-executive Director and will receive a monthly remuneration of RM 10,000 (Ten Thousand Malaysian Riggit) per month for which he will be expected to work a minimum of two days per week in the capacity of Business Development Director. This remuneration package is inclusive of vehicle allowance and is subject to normal EPF, insurance and ASTRATA standard incentive bonus scheme.

7. COMPLETION

     7.1 Completion of the purchase and sale recorded in clause 3 shall take place at 12h00 on the CLOSING DATE, at the location of the BUYER's domicilium address as more fully described below in the following manner.

     7.2 In order to discharge its delivery obligations in terms of this clause, the parties record that on the date determined as envisaged in clause 7.1 the SELLER shall deliver to the BUYER:-

          (a) original share certificates in respect of the SALE SHARES together with share transfer forms in respect thereof, duly completed and signed by the SELLER as transferor or its duly authorized representative in accordance with the memorandum and articles of association of the COMPANY, reflecting the BUYER as the transferee;

          (b) certified copies of resolutions of the Board of Directors of the COMPANY passed in accordance with the COMPANY's memorandum and articles of association sanctioning the transfer of the SALE SHARES and CLAIMS by the SELLER to the BUYER pursuant to the purchase and sale recorded in clause 3;

          (c) a written cession by the SELLER in favour of the BUYER of the CLAIMS, if any;

     7.3  Conversely the BUYER shall deliver to the SELLER:-

          (a) original share certificates in respect of the AGI SHARES referred to in clause 4.2 above together with share transfer forms in respect thereof, duly completed and signed by the BUYER as transferor or its duly authorized representative in accordance with the memorandum and articles of association of ASTRATA GROUP INC, reflecting the SELLER as the transferee;


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          (b)  certified  copies of  resolutions  of the Board of  Directors  of
               ASTRATA GROUP INC passed in accordance with its memorandum and articles of association sanctioning the transfer of the AGI SHARES by the BUYER to the SELLER.


8. WARRANTIES AND VOETSTOOTS

     8.1  The SELLER hereby  warrants with the BUYER that::-

          8.1.1 the SELLER is entitled and able to pass free and unencumbered title in the SALE SHARES to the BUYER; and

          8.1.2 the SALE SHARES are not subject to any right of pre-emption or right of first refusal in favour of any third party, nor burdened by any pledge, cession, hypothec, mortgage, lien or judicial attachment of any nature whatsoever;

     8.2 The BUYER's purchase of the SALE SHARES in terms of THIS AGREEMENT is transacted on a voetstoots basis.

9. BREACH

     9.1 Should a party ("THE DEFAULTING PARTY") commit a breach of any of the conditions of THIS AGREEMENT and fail to remedy such breach after having received 14 (fourteen) days written notice thereto from the other party ("THE NON-DEFAULTING PARTY"), the following provisions shall apply:-

          9.1.1 if the breach by the defaulting party is a material breach of the provision of THIS AGREEMENT, the non-defaulting party shall be entitled to cancel THIS AGREEMENT without prejudice to any other claim which the non-defaulting party might in law have against the defaulting party;

          9.1.2 if the breach is not a material breach of the provision of THIS AGREEMENT, the non-defaulting party shall be entitled to any remedy available in law to the non-defaulting party (including but not limited to specific performance);

          provided that the non-defaulting party shall not be entitled to claim cancellation of THIS AGREEMENT unless such cancellation is the only adequate remedy available to the non-defaulting party or the conduct of the defaulting party is rendered impossible to the continuing operation of THIS AGREEMENT.

10. DOMICILIA AND NOTICES

     10.1 Any notices to be given to THE PARTIES in terms of THIS AGREEMENT shall be in writing an delivered by hand during normal business hours


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          or posted by pre-paid  registered post during normal business hours or dispatched by telefacsimile to the addresses mentioned hereunder, which respective addresses THE PARTIES choose as their domicilia citandi et executandi for the delivery of service of all notices, communications or legal processes arising out of THIS AGREEMENT:

          10.1.1 THE BUYER:    ASTRATA  (MALAYSIA) SDN BHD
                               (Co.  No.645257-D)
                               Lot 515, Block A, Kelana  Business  Centre,
                               No. 97, Jalan SS7/2,  47301 Kelana Jaya, Selangor
                               FAX:603-74927727


          10.1.2 THE COMPANY:  ASTRATA GEOTRAX SDN BHD
                               (Co. No.645151-M)
                               Lot 515, Block A, Kelana  Business  Centre,
                               No. 97, Jalan SS7/2, 47301 Kelana Jaya, Selangor FAX:603-74927727


          10.1.3 THE SELLER:   GEOTRAX  TECHNOLOGIES  SDN BHD
                               (Co.  No.519403A)
                               Lot 515, Block A, Kelana  Business  Centre,  No.
                               97,  Jalan SS7/2,  47301  Kelana Jaya,  Selangor
                               FAX: 603-74927727

     or such other addresses in the MALAYSIA as any party may choose by written notice to the others from time to time.

     10.2 Every notice shall be deemed to have been properly given, in the absence of proof to the contrary:-

          10.2.1    if delivered by hand, on the date of delivery;

          10.2.2 if sent by pre-paid registered post, 10 (ten) days after the date on which the notice is posted;

          10.2.3 if sent to a party at its telefax number, on the date of transmission where it is transmitted during normal business hours of the receiving instrument, and on the next business day where it is transmitted outside those business hours, in either event provided that it has been confirmed by registered letter posted not later than the business day immediately following the date of transmission.


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     10.3 Notwithstanding  anything to the contrary herein contained,  a written notice or communication actually received by any party from any other shall be an adequate written notice or communication to such receiving party notwithstanding that it was not sent to or delivered that party's chosen domicilium citandi et executandi.

11. GENERAL

     11.1 NO INDULGENCE

          No waiver by a party of any breach, failure or default in performance by the other party, and no failure, refusal or neglect by a party to exercise any right hereunder or to insist upon strict compliance with or performance of the other party's obligations under THIS AGREEMENT, shall constitute a waiver of the provisions of THIS AGREEMENT and a party may at any time require strict compliance with the provisions of THIS AGREEMENT.

     11.2 ENTIRE AGREEMENT

          THIS AGREEMENT constitutes the entire agreement between THE PARTIES who acknowledge that there are no oral or written understandings or agreements between them relating to the subject matter of THIS AGREEMENT. No amendment or other modification of THIS AGREEMENT shall be valid or binding on a party hereto unless reduced to writing and executed by both PARTIES hereto.

     11.3 SEVERABILITY OF AGREEMENT

          All the provisions of THIS AGREEMENT shall be severable and no provision shall be affected by the invalidity of any other provision of THIS AGREEMENT.

12. DIVISIBILITY

    Notwithstanding the manner in which the clauses of THIS AGREEMENT have been grouped together or linked, each of them constitutes a separate and independent clause, severable from each of the other clauses in regard to all aspects thereof. Accordingly, should one or more of the clauses be declared unenforceable, the remaining clauses shall continue to be and remain of full force and effect. For the purposes of THIS AGREEMENT the term "CLAUSE" shall mean and include all sub-clauses of THIS AGREEMENT.


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13. APPLICABLE LAW AND JURISDICTION

    The parties hereto agree that the applicable law herein shall be the Malaysian Law and the parties shall henceforth be subject to the exclusive jurisdiction courts of Malaysia.

14. CESSION AND ASSIGNMENT

    THE BUYER may not cede or assign this agreement, its rights and obligations under THIS AGREEMENT or any part of THIS AGREEMENT without first obtaining the written consent of the SELLER and the SELLER may cede or assign any or all or any part of its rights and obligations under THIS AGREEMENT and the BUYER agrees to such full or partial cession and/or assignment.

15. COUNTERPART SIGNATURE

     15.1 THIS AGREEMENT may be executed in one or more counterparts and in separate counterparts, each of which, when executed, shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same agreement.

     15.2 A party may enter into THIS AGREEMENT by signing any counterpart in either original or facsimile form (and, if in facsimile form, shall as soon as practicable following execution, deliver the counterpart in the original form to the SELLER) a counterpart of this agreement in facsimile form shall be conclusive evidence of the signatures on the original form and such counterpart shall be as effective in law as the counterparts in the original form showing the signature on the original form.


SIGNED at MALAYSIA this 28th day of February 2005, in the presence of the undersigned witnesses:

AS WITNESSES:


1.  Sandy Borthwick                     --------------------------------
                                        for and on behalf of THE BUYER

2.







SIGNED at MALAYSIA this 28th day of February 2005, in the presence of the undersigned witnesses:

AS WITNESSES:


1.  Tong Pow Mun                        --------------------------------
                                        for and on behalf of THE COMPANY

2.



SIGNED at MALAYSIA this 28th day of February 2005, in the presence of the undersigned witnesses:

AS WITNESSES:


1.  Navaselvarajah a/l Arumugam         --------------------------------
                                        for and on behalf of THE SELLER

2.  Ahmad Ziyad bin Elias